UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) April 24, 2008

TFS FINANCIAL CORPORATION

(Exact name of registrant as specified in its charter)

United States	001-33390	52-2054948
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7007 Broadway Ave., Cleveland, Ohio	44105
(Address of principle executive offices)	(Zip Code)

Registrant’s telephone number, including area code (216) 441-6000

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

TFS Financial Corporation (the “Company”) announced that, on April 24, 2008, its Board of Directors appointed Anthony J. Asher to fill the vacant board position created by the Bylaw amendment described below. Mr. Asher currently serves as the Chairman of Weston, Inc., a real estate ownership firm that is the largest industrial property owner in the Cleveland, Ohio area, and which Mr. Asher founded in 1971. Prior to organizing Weston, Mr. Asher founded Guardian Title Company (“GTC”) in 1963. Mr. Asher is also expected to serve on the Company’s audit committee.

Mr. Asher’s adult children owned GTC prior to August, 2007. Prior to August, 2007, GTC and Mr. Asher’s adult children individually had an ownership interest in a title agency joint venture with the Company. In the fiscal year ended September 30, 2007, $90 thousand of management fees was paid by the joint venture to GTC, and $293 thousand of earnings from the joint venture was distributed to GTC and Mr. Asher’s children in respect of their ownership interests. Mr. Asher did not receive any portion of such distributions. Since August, 2007, the Asher family has no ownership in GTC or the title agency joint venture.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

The Board of Directors has approved an amendment to the Company’s Bylaws, effective April 24, 2008, to increase the size of the Board from eleven members to twelve members.

Item 8.01	Other Events.

The Company announced that its Board of Directors has declared the Company’s second quarterly cash dividend of $0.05 per share, payable on May 27, 2008 to all stockholders of record on May 13, 2008. A copy of the press release is attached as Exhibit 99.1 to this Report.

The information contained herein and in the accompanying exhibit shall not be incorporated by reference into any filing of the Company, whether made before or after the date hereof. The information in this report, including the exhibit hereto, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section or Sections 11 and 12(a)(2) of the Securities Act of 1933, as amended.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.
3.2	Amended and Restated Bylaws of TFS Financial Corporation, effective April 24, 2008

99.1	Press Release dated April 28, 2008

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TFS FINANCIAL CORPORATION
(Registrant)

Date: April 28, 2008	By:	/s/ David S. Huffman
David S. Huffman
Chief Financial Officer